UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549

                                    FORM  8-K

                                 CURRENT  REPORT

     Pursuant  to  section  13  or  15(d) of the Securities Exchange Act of 1934

      Date  of  Report  (Date  of  earliest  event reported): September 22, 2005

                           Network  Installation  Corporation
            --------------------------------------------------------
             (Exact  name  of  registrant  as  specified  in  its  charter)

                Nevada                   000-25499                88-0390360
  ----------------------------     ------------------------     ---------------
     (State  or  other jurisdiction     (Commission File        (IRS Employer of
            incorporation)                  Number)          Identification No.)



              15235  Alton  Parkway,  Ste  200,  Irvine,  CA         92618
            -------------------------------------------------   -------------
           (Address  of  principal  executive  offices)           (Zip  Code)

                                 (949)  753-7551
                             ----------------------
                         (Registrant's  telephone  number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item  1.01  Entry  into  a  Material  Definitive  Agreement.
Item  2.01  Completion  of  Acquisition  or  Disposition  of  Assets.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 22, 2005, we entered into an agreement with Michael Kelley, the record owner and holder of one-hundred percent of the issued and outstanding common stock of Kelley Communication Company, Inc., a Nevada corporation, to acquire one-hundred percent of the outstanding shares of Las Vegas-based Kelley Communications Company, Inc. d/b/a Kelley Technologies, Inc. Kelley Communication Company is a national communications systems designer and project engineering firm. The shareholders of Kelley Communication Company received 14,061,577 shares of our common stock in the exchange.

On September 22, 2005, we entered into a promissory note with Michael Kelley whereby we promised to pay Mr. Kelley $540,000 by September 22, 2006. This promissory note pays no interest and, under certain circumstances, may be convertible into shares of our common stock. We also entered into a promissory note with Robert Unger whereby we promised to pay Mr. Unger $360,000 by September 22, 2006. This promissory note pays no interest and, under certain circumstances, may be convertible into shares of our common stock.

Also, Dutchess Private Equities Fund, II, L.P. posted the collateral amount of $1,837,500 upon our closing with Kelley Communication Company, Inc., specifically for the Nevada First Bank and Bank of America Loans. We will pay 8% annual coupon on the collateral amount of the agreement. We will make payments, in advance, on the interest, with the minimum interest payments for each month the collateral amount remains posted, pro-rata for partial posted periods, and herein incorporated by reference in the amount of $12,120 per month. Interest payments we make will be made in the form of a convertible debenture. The first payment will be due on the 19th day of the month and all subsequent payments will be made on the 19th day of each month until the collateral amount is paid in full to Dutchess.

Additionally, we entered into an Intercreditor Agreement on September 22, 2005, with Nottingham Mayport, LLC, Dutchess Private Equities Fund L.P., Dutchess Private Equities Fund II, L.P., and Bob Unger. Payment of the promissory notes and Debentures will be secured by a Security Agreement granting to our creditors a security interest in certain of our assets on a pari passu and pro rata basis.

The foregoing description of the terms and conditions of the acquisition, agreements, and promissory notes are qualified in their entirety by, and made subject to, the more complete information set forth in the Plan of Reorganization, Collateral Agreement, Form of Debenture, Debenture Registration Rights Agreement, Subscription Agreement, Warrant, Promissory Notes, Security Agreement, and Intercreditor Agreement included with this Form 8-K as Exhibits 2.1, 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, and 10.1, respectively, and incorporated  herein  by  reference.

This report may contain forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of wireless networks or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.


Item  9.01  Financial  Statements  and  Exhibits.

(a)  Financial  statements  of  businesses  acquired:

The financial statements required by this item are not included herewith and will be filed within 60 days of the required filing date of this Form 8-K.

(b)  Pro  forma  financial  information:

The financial statements required by this item are not included herewith and will be filed within 60 days of the required filing date of this Form 8-K.

(c)  Exhibits:


Exhibit  Number          Description

2.1 Plan of Reorganization between the Company and Michael Kelley, dated September 22, 2005.

4.1 Collateral Agreement between the Company and Dutchess Private Equities Fund, II, L.P., dated September 19, 2005.

4.2 Form of Debenture between the Company and Dutchess Private Equities Fund, II, L.P., dated September 22, 2005.

4.3 Debenture Registration Rights Agreement between the Company and Dutchess Private Equities Fund L.P., Dutchess Private Equities Fund, II, L.P., Dutchess Capital Management, LLC, dated September 22, 2005.

4.4 Subscription Agreement between the Company and Dutchess Private Equities Fund L.P., Dutchess Private Equities Fund, II, L.P., Dutchess Capital
Management,  LLC,  dated  September  22,  2005.

4.5 Warrant between the Company and Dutchess Private Equities Fund, II, L.P., dated September 22, 2005.

4.6 Promissory Note between the Company and Michael Kelley, dated September 22, 2005.

4.7 Promissory Note between the Company and Robert Unger, dated September 22, 2005.

4.8 Security Agreement between the Company and Dutchess Private Equities Fund L.P. and Dutchess Private Equities Fund, II, L.P., dated September 22, 2005.

10.1 Intercreditor Agreement between the Company and Nottingham Mayport, LLC, Dutchess Private Equities Fund L.P., Dutchess Private Equities Fund II, L.P., and Robert Unger, dated September 22, 2005.



                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Network  Installation  Corporation
                                  Registrant


Date:  October  5,  2005          By:    /s/  Jeffrey  R.  Hultman
                                         --------------------------------
                                         Jeffrey  R.  Hultman
                                         President  &  Chief  Executive  Officer